Exhibit 10.77
SUPPLEMENTAL INDENTURE NO. 2
     SUPPLEMENTAL INDENTURE NO. 2, dated as of December 21, 2006 (this “Supplemental Indenture”), between BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST (the “Trust”) and THE BANK OF NEW YORK, as Indenture Trustee (the “Trustee”).
W I T N E S S E T H :
     WHEREAS, the Trust and the Trustee are parties to that certain Base Indenture, dated as of December 11, 1998 (the “Base Indenture”), as supplemented by the Series 1999-1 Supplement, dated as of November 22, 1999 (the “1999-1 Supplement”) and the Series 2001-1 Supplement, dated as of March 30, 2001 (the “2001-1 Supplement”), the Series 2001-2 Supplement, dated as of November 20, 2001 (the “2001-2 Supplement”) and the Supplemental Indenture, dated as of August 11, 2006 (the “Indenture Supplement” and, together with the Base Indenture, the 1999-1 Supplement, the 2001-1 Supplement and the 2001-2 Supplement, the “Indenture”);
     WHEREAS, certain Events of Default occurred under Section 9.1(i)(i) of the Indenture as a result of, among other things, the Trust’s failure to provide to the Trustee (i) the audited annual financial statements of the Trust, the Seller and PHH within 105 days after the end of the most recent fiscal year of the Trust and the Seller as required by Section 8.3(a) of the Base Indenture; and (ii) the unaudited financial statements of PHH within 60 days of the most recent quarter end as required by Section 8.3(a) of the Base Indenture;
     WHEREAS, pursuant to and in accordance with Sections 9.5 and 12.2 of the Base Indenture, the Trustee, with the consent of the Required Noteholders, and the Trust entered into the Supplemental Indenture which, together with the Waiver, dated as of September 19, 2006, to the Amended and Restated Liquidity Agreement, dated as of December 11, 1998 (as further amended and restated as of December 2, 2003 and as further amended as of December 1, 2006) (the “Current Liquidity Agreement”), among the Trust and the banks named therein, among other things, waived such Events of Default until (x) November 30, 2006, in the case of the financial statements for the fiscal year ended December 31, 2005 and (y) December 29, 2006, in the case of the financial statements for the fiscal quarters ended March 31, 2006, June 30, 2006 and September 30, 2006;
     WHEREAS, the Trust has provided to the Trustee the audited annual financial statements of the Trust, the Seller and PHH for the fiscal year ended December 31, 2005 prior to November 30, 2006 as required by Section 8.3(a) of the Base Indenture, as modified by the Indenture Supplement and the Current Liquidity Agreement, but does not expect to provide the unaudited financial statements of PHH for each of the fiscal quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 to the Trustee by December 29, 2006 as required by Section 8.3(a) of the Base Indenture, as modified by the Indenture Supplement and the Current Liquidity Agreement, and, in addition, may be unable to provide to the Trustee the audited annual financial statements of the Trust, the Seller and PHH for the fiscal year ended December 31, 2006 within 105 days after the end of such fiscal year of the Trust as required by Section 8.3(a) of the Base Indenture and the unaudited financial statements of PHH for the fiscal quarter ended March 31, 2007 within 60 days after the end of the such fiscal quarter as required by Section 8.3(a) of the Base Indenture;
     WHEREAS, pursuant to and in accordance with Sections 9.5 and 12.2 of the Base Indenture, the Trust has obtained, as of the date hereof, the consent of the Required Noteholders to the waivers and modifications to certain provisions of the Indenture as more particularly described in this Supplemental Indenture; and
     WHEREAS, the Trustee and the Required Noteholders have agreed to consent to the requested waivers and modifications, but only on the terms and subject to the conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:
     1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Base Indenture and used herein (and in the recitals hereto) as defined terms are used as so defined. For purposes of this Supplemental Indenture, “Disclosure Documents” shall mean the collective reference to PHH’s (i) Form 8-K, filed on March 1, 2006, (ii) Form 8-K, filed on March 17, 2006, (iii) Form 8-K, filed on May 11, 2006, (iv) Form 8-K, filed on June 12, 2006, (v) Form 8-K, filed on July 21, 2006, (vi) Form 8-K, filed on August 16, 2006, (vii) Form 8-K, filed on September 26, 2006, (viii) Form 8-K, filed on September 28, 2006, and (ix) Form 8-K, filed on October 30, 2006.
     2. Waivers. Notwithstanding anything in the Indenture to the contrary, the Trustee, on behalf of the Holders, hereby waives, (i) any Event of Default (which shall be deemed not to be existing or continuing for any purpose under the Indenture) arising under Section 8.10 of the Base Indenture or as a result of the inaccuracy when made of the representations and warranties contained in Article 7 of the Base Indenture, solely to the extent that any inaccuracy of such representations and warranties arises out of the matters disclosed by PHH in the Disclosure Documents and (ii) any Event of Default (which shall be deemed not to be existing or continuing for any purpose under the Indenture) arising under Section 8.3(a) of the Base Indenture as a result of the Trust’s failure to provide to the Trustee, Moody’s, S&P and Fitch, or arising as a result of the Trust’s failure to provide to any other Person under a Program Document, the unaudited financial statements of PHH for the fiscal quarters ended March 31, 2006, June 30, 2006 and September 30, 2006; provided that the financial statements of PHH for the fiscal quarters ended March 31, 2006 and June 30, 2006 are delivered to the Trustee, Moody’s, S&P and Fitch on or before the earlier of (x) March 31, 2007 or (y) the date on or after December 29, 2006 by which such financial statements are required to be delivered to the holders of pari passu obligations of the Trust (other than the Notes) under their Program Documents (after giving effect to any applicable waiver) or, at any time that such Program Documents are no longer in effect, March 31, 2007; and provided further that, the financial statements of PHH for the fiscal quarter ended September 30, 2006 are delivered to the Trustee, Moody’s, S&P and Fitch on or before the earlier of (x) April 30, 2007 or (y) the date on or after December 29, 2006 by which such financial statements are required to be delivered to the holders of pari passu obligations of the Trust (other than the Notes) under their Program

Documents (after giving effect to any applicable waiver) or, at any time that such Program Documents are no longer in effect, April 30, 2007.
     3. Modification of Indenture. Section 8.3(a) of the Base Indenture is hereby amended by inserting the following:
; provided that (i) the audited annual financial statements of the Trust, the Seller and PHH for the fiscal year ended December 31, 2006 shall not be required to be provided to the Trustee, Moody’s, S&P and Fitch prior to the earlier of (x) June 30, 2007 or (y) the date on or after the 105th day after December 31, 2006 by which such financial statements are required to be delivered to the holders of pari passu obligations of the Trust (other than the Notes) under their Program Documents (after giving effect to any applicable waiver); provided that, at any time that such Program Documents are no longer in effect, such date shall be June 30, 2007, and (ii) the unaudited financial statements of PHH for the fiscal quarter ended March 31, 2007 shall not be required to be provided to the Trustee prior to the earlier of (x) June 30, 2007 or (y) the date on or after the 60th day after March 31, 2007 by which such financial statements are required to be delivered to the holders of pari passu obligations of the Trust (other than the Notes) under their Program Documents (after giving effect to any applicable waiver); provided that, at any time that such Program Documents are no longer in effect, such date shall be June 30, 2007.
     4. Representations and Warranties. On and as of the date hereof, the Trust hereby confirms, reaffirms and restates the representations and warranties set forth in Article 7 of the Base Indenture mutatis mutandis, except to the extent that such representations and warranties (i) are the subject of the waiver contained in Section 2(i) above or (ii) expressly relate to a specific earlier date in which case the Trust hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.
     5. Effectiveness of Supplemental Indenture. This Supplemental Indenture shall become effective as of the date the Trustee shall have received (a) evidence satisfactory to the Trustee that the Required Noteholders have consented to the Trustee’s execution of this Supplemental Indenture; and (b) counterparts of this Supplemental Indenture duly executed by the Trust and the Trustee.
     6. Continuing Effect; No Other Waivers. Except as expressly provided herein, all of the terms and provisions of the Indenture are and shall remain in full force and effect. The waivers provided for herein are limited to the specific subsections of the Indenture specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Trustee’s or the Holders’ willingness to consent to any action requiring consent under any other provisions of the Indenture or the same Section for any other date or time period other those specified herein.
     7. Expenses. The Trust agrees to pay and reimburse the Trustee for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Supplemental Indenture, including, without limitation, the reasonable fees and disbursements of counsel to the Trustee.
     8. Counterparts. This Supplemental Indenture may be executed in any number of counterparts by the parties hereto (including by facsimile or electronic transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
     9. GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     10. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.
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     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST

By:	U.S. BANK TRUST NATIONAL
ASSOCIATION, not in its individual
capacity, but solely as Owner Trustee
under the Trust Agreement

	By:	/s/ Mildred F. Smith

		Name:	Mildred F. Smith

		Title:	Vice President

THE BANK OF NEW YORK, as Indenture Trustee

By:	/s/ Robert A. Massimillo

	Name:	Robert A. Massimillo

	Title:	Vice President